UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10589

Oppenheimer Real Estate Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 4/30/2013

Item 1.	Reports to Stockholders.

4 | 30 | 2013

ANNUAL REPORT

Oppenheimer Real Estate Fund

OPPENHEIMERFUNDS™

THE RIGHT WAY TO INVEST

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	FTSE NAREIT Equity REITs Index
1-Year	16.08%	9.41%	19.55%
5-Year	6.16	4.91	6.99
10-Year	12.99	12.32	12.68

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a 16.08% total return, the vast majority of which was achieved during the last six months of the reporting period. The Fund received positive contributions to return from all real estate investment trust (“REIT”) sectors this period, led by investments in the health care, storage and net lease industries. However, the Fund underperformed its benchmark, the FTSE NAREIT Equity REITs Index (the “Index”), which produced a 19.55% return for the same period. The Fund underperformed the Index primarily due to weaker relative stock selection among retail REITs and health care REITs, despite their strong absolute performance.

MARKET OVERVIEW

In many ways, the past 12 months can be characterized as two different marketplaces. During the first six months of the reporting period, sluggish economic growth across much of the globe put downward pressure on the markets. In addition, there was much debate and concern looming over the “fiscal cliff” that the U.S. would face at the end of 2012 when the terms of the Budget Control Act of 2011 would go into effect. At the end of 2012, Federal Reserve Chairman Ben Bernanke pointed out that the uncertainty of a resolution had already begun damaging growth.

By contrast, the markets generated much better results over the second half of the reporting period. There are several reasons for the strong performance. First, it was a positive environment for most active

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER REAL ESTATE FUND

managers, a time when investors from around the globe poured funds into the U.S. markets as they searched for high-yielding investments. This flow of funds was especially strong from Japan, where individuals were seeking alternatives to their domestic investment strategies. Japan, now suffering through two decades of financial instability, has been plagued by more recent conundrums. Japanese interest rates dropped to under 1%, the value of the Yen declined considerably, energy rates remained high and major structural problems in their labor markets created a less than favorable investing environment. Energy is an issue due to the shutdown of Japan’s nuclear program, exacerbating an off-shore energy dependency. Companies are unable to reduce their workforce during periods of declining profits due to cultural and regulatory barriers. Catalyzing these factors, the new Prime Minister Shinzo Abe announced a massive quantitative easing program meant to reinvigorate the economy. The combination of these factors sent many Japanese investors seeking yield outside of their country, which resulted in a massive flow of funds into many U.S. companies.

In the U.S., the period was characterized by significant swings in economic data that ultimately drove the markets to new highs. Employment growth gained ground over the second half of the period. While the number of jobs in the private sector grew, government jobs witnessed cutbacks.

U.S. Gross Domestic Product (“GDP”) growth numbers vacillated fairly widely during the reporting period — from as high as 3% down to lows of 0.4%. On average, GDP was approximately 1.8% for the period, fueled largely from an uptick in consumer spending due to a modest resurgence in the so-called “wealth effect.” Economists believe this effect typically exists as such: when people’s net worth increases — whether from gains in the stock market or the value of their homes — a certain portion of that increased wealth finds its way into the consumer market by way of increased consumer spending.

FUND PEFORMANCE

For the 12-month reporting period, the Fund received its strongest performance from real estate investment trusts (“REITs”) in the storage, health care and net lease industries. In the storage sector, performance was driven by Extra Space Storage, Inc., a long-term holding. We believe the company is led by a very effective management team that is able to capitalize on industry efficiencies and prudently acquire additional properties, thereby expanding its existing portfolio footprint. CubeSmart, a smaller holding, also gained traction during the reporting period based on the industry’s current strength and the company’s strong fundamentals.

Among health care REITs, the Fund scored success with its investment in Ventas, Inc., another long-term holding and the second largest owner of senior housing facilities in the United States. Ventas also benefited from a favorable ruling from the government

4      OPPENHEIMER REAL ESTATE FUND

agency Centers for Medicare & Medicaid Services (“CMS”), which increased reimbursement rates for health care facilities for the elderly. We believe Ventas currently has a very strong management team. The company carries a relatively high valuation due to its stellar reputation and is able to use that stock as currency to expand its portfolio of properties.

REITs in the net lease industry benefited from a strong demand for yield and a declining cost of capital. In essence, net lease companies purchase properties, primarily in the retail and restaurant industries, and then enter into long-term lease agreements with the previous property owners. Such an arrangement allows them to acquire the properties at relatively attractive prices, finance the cost of those acquisitions at relatively low costs and enjoy the positive spread, which augments their earnings growth. A positive performer in this area was National Retail Properties, Inc., a firm with a broad-based portfolio of properties across the country.

The Fund also benefited by limiting its exposure to REITs in the apartment and office sectors. However, the Fund did hold a handful of names in these sectors that detracted from performance. The apartment sector faced headwinds throughout the reporting period over increased levels of development, but mostly due to concerns over a potential equity issuance “overhang” related to the purchase of the Archstone, Inc. portfolio by Equity Residential and AvalonBay

Communities, Inc. out of the Lehman Brothers bankruptcy proceedings. Our holdings in AvalonBay hindered performance. The office sector continues to suffer from elevated vacancy rates, particularly in suburban markets. The muted return Vornado Realty Trust produced for the Fund held back performance due to governmental budgetary concerns in the Washington, D.C. area where they own a large portfolio of office properties.

As of the close of the reporting period, we continue to find what we believe are attractive investment opportunities in the mixed office and industrials areas. Historically, industrial REITs have typically been able to benefit from a broad economic recovery. And while we believe many stocks are still richly valued, by placing our emphasis in this area, we have been able to benefit from a mixed sector with more favorable metrics than if we had only invested in industrials. We are also favoring the regional mall sector, particularly “A-quality” regional malls, where we have confidence in the tenant base and their strong financial positioning.

On the other hand, we remain less confident with the suburban office sector due to its high vacancy levels compared to its urban counterparts.

STRATEGY & OUTLOOK

We are encouraged by the recent increased flow of funds into the U.S. and the accompanying thirst for yield by investors, both of which we believe bode well for

5      OPPENHEIMER REAL ESTATE FUND

stocks. We are also pleased with the apparent ability of companies to manage their expenses, grow their revenues, and efficiently finance that growth.

That said, we are concerned with the amount of massive quantitative easing occurring all around the world and that it might ultimately generate inflation. We would like to remind shareholders that while there currently seems to be a certain amount of complacency with regard to the potential of higher levels of inflation, an investment in REITs the potential to serve investors well should that occur.

Scott C. Westphal, CPA, CFA Portfolio Manager

David Wharmby, CFA Portfolio Manager

The Portfolio Managers are employed by the Fund’s sub-sub-adviser, Cornerstone Real Estate Advisers LLC. The opinions of the Portfolio Managers do not necessarily reflect the opinions of OppenheimerFunds.

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Simon Property Group, Inc.	12.3%
Ventas, Inc.	6.4
HCP, Inc.	5.0
Boston Properties, Inc.	4.4
Duke Realty Corp.	3.5
Health Care REIT, Inc.	3.4
Camden Property Trust	3.3
Extra Space Storage, Inc.	2.9
Apartment Investment & Management Co., Cl. A	2.9
Vornado Realty Trust	2.8

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Retail Estate Investment Trusts:	98.8%
Specialized REITs	32.1
Retail REITs	25.5
Residential REITs	13.9
Office REITs	10.6
Diversified REITs	10.3
Industrial REITs	4.2
Mortgage REITs	2.2
Health Care Providers & Services	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2013, and are based on total market value of common stocks.

7      OPPENHEIMER REAL ESTATE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/13

	Inception Date	1-Year		5-Year	10-Year
Class A (OREAX)	3/4/02	16.08%		6.16%	12.99%
Class B (OREBX)	10/1/03	15.19%		5.36%	10.77%	*
Class C (ORECX)	10/1/03	15.24%		5.36%	10.47%	*
Class I (OREIX)	8/28/12	14.70%	*	N/A	N/A
Class N (ORENX)	10/1/03	15.82%		5.89%	11.00%	*
Class Y (OREYX)	10/1/03	16.44%		6.55%	11.72%	*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/13

	Inception Date	1-Year		5-Year	10-Year
Class A (OREAX)	3/4/02	9.41%		4.91%	12.32%
Class B (OREBX)	10/1/03	10.19%		5.04%	10.77%	*
Class C (ORECX)	10/1/03	14.24%		5.36%	10.47%	*
Class I (OREIX)	8/28/12	14.70%	*	N/A	N/A
Class N (ORENX)	10/1/03	14.82%		5.89%	11.00%	*
Class Y (OREYX)	10/1/03	16.44%		6.55%	11.72%	*

*Shows performance since inception.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index consists of certain companies that own and operate income-producing real estate that have

8      OPPENHEIMER REAL ESTATE FUND

75% or more of their respective gross invested assets in the equity or mortgage debt of commercial properties. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      OPPENHEIMER REAL ESTATE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10      OPPENHEIMER REAL ESTATE FUND

Actual	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During 6 Months Ended April 30, 2013

Class A	$1,000.00	$1,174.30	$8.06

Class B	1,000.00	1,169.20	12.16

Class C	1,000.00	1,169.60	12.17

Class I	1,000.00	1,176.40	5.03

Class N	1,000.00	1,172.50	9.41

Class Y	1,000.00	1,175.30	6.38

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,017.41	7.48

Class B	1,000.00	1,013.64	11.30

Class C	1,000.00	1,013.64	11.30

Class I	1,000.00	1,020.18	4 .67

Class N	1,000.00	1,016.17	8.74

Class Y	1,000.00	1,018.94	5.92

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2013 are as follows:

Class	Expense Ratios

Class A	1.49%

Class B	2.25

Class C	2.25

Class I	0.93

Class N	1.74

Class Y	1.18

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      OPPENHEIMER REAL ESTATE FUND

STATEMENT OF INVESTMENTS April 30, 2013

	Shares	Value

Common Stocks—96.2%

Financials—95.0%

Real Estate Investment Trusts (REITs)—95.0%

Diversified REITs—9.9%
Duke Realty Corp.	2,270,210	$40,046,504

Lexington Realty Trust	1,424,201	18,244,015

Liberty Property Trust	547,550	23,539,174

Vornado Realty Trust	368,575	32,272,427

		114,102,120

Industrial REITs—4.1%
First Industrial Realty Trust, Inc.	752,721	13,503,815

Prologis, Inc.	714,495	29,973,065

STAG Industrial, Inc.	138,590	3,054,524

		46,531,404

Mortgage REITs—2.1%
MFA Financial, Inc.	729,460	6,762,094

Two Harbors Investment Corp.	1,485,920	17,801,322

		24,563,416

Office REITs—10.1%
BioMed Realty Trust, Inc.	583,060	13,124,681

Boston Properties, Inc.	463,559	50,727,261

Douglas Emmett, Inc.	767,015	20,072,782

Highwoods Properties, Inc.	208,620	8,559,679

SL Green Realty Corp.	277,588	25,177,232

		117,661,635

Residential REITs—13.4%
Apartment Investment & Management Co., Cl. A	1,080,980	33,629,288

AvalonBay Communities, Inc.	200,526	26,677,979

Camden Property Trust	526,040	38,053,734

Equity Residential	529,238	30,727,558

Essex Property Trust, Inc.	73,634	11,564,220

Home Properties, Inc.	79,735	5,139,718

Post Properties, Inc.	137,800	6,811,454

Silver Bay Realty Trust Corp.	71,810	1,370,135

		153,974,086

Retail REITs—24.5%
Acadia Realty Trust	806,490	23,025,289

DDR Corp.	1,361,880	24,976,879

	Shares	Value

Retail REITs (Continued)
National Retail Properties, Inc.	380,650	$15,104,192

Ramco-Gershenson Properties Trust	757,140	13,227,236

Realty Income Corp.	326,710	16,652,409

Simon Property Group, Inc.	796,517	141,835,782

Taubman Centers, Inc.	270,220	23,106,512

Weingarten Realty Investors	743,670	25,336,838

		283,265,137

Specialized REITs—30.9%
Chesapeake Lodging Trust	481,837	11,400,263

CubeSmart	1,609,170	28,273,117

Extra Space Storage, Inc.	781,100	34,040,338

HCP, Inc.	1,073,647	57,225,385

Health Care REIT, Inc.	521,787	39,118,371

Healthcare Realty Trust, Inc.	299,460	8,989,789

Host Hotels & Resorts, Inc.	1,472,565	26,903,762

Medical Properties Trust, Inc.	482,030	7,755,863

Omega Healthcare Investors, Inc.	240,394	7,901,751

Plum Creek Timber Co., Inc.	418,300	21,559,182

Sabra Health Care REIT, Inc.	357,590	10,663,334

Senior Housing Properties Trust	304,340	8,652,386

Strategic Hotels & Resorts, Inc.[1]	455,417	3,675,215

Sunstone Hotel Investors, Inc.[1]	1,302,075	16,158,751

Ventas, Inc.	926,812	73,802,040

		356,119,547

		1,096,217,345

Health Care—1.2%

Health Care Providers & Services—1.2%
Capital Senior Living Corp.[1]	577,240	14,003,842

Total Common Stocks
(Cost $780,369,745)		1,110,221,187

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	Shares	Value

Investment Company—1.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[2,3]
(Cost $17,840,861)	17,840,861	$17,840,861

Total Investments, at Value
(Cost $798,210,606)	97.7%	1,128,062,048

Assets in Excess of Other Liabilities	2.3	27,106,478

Net Assets	100.0%	$1,155,168,526

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares April 30, 2012	Gross Additions	Gross Reductions	Shares April 30, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	14,328,923	391,809,049	388,297,111	17,840,861

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$17,840,861	$32,992

3. Rate shown is the 7-day yield as of April 30, 2013.

See accompanying Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES April 30, 2013

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $780,369,745)	$1,110,221,187
Affiliated companies (cost $17,840,861)	17,840,861

1,128,062,048

Cash	39,223

Receivables and other assets:
Investments sold	36,250,090
Shares of beneficial interest sold	3,845,414
Dividends	402,753
Expense waivers/reimbursements due from manager	15,841
Other	49,629

Total assets	1,168,664,998

Liabilities
Payables and other liabilities:
Investments purchased	11,451,894
Shares of beneficial interest redeemed	1,466,876
Transfer and shareholder servicing agent fees	256,000
Distribution and service plan fees	143,212
Shareholder communications	72,927
Trustees’ compensation	70,183
Other	35,380

Total liabilities	13,496,472

Net Assets	$1,155,168,526

Composition of Net Assets
Par value of shares of beneficial interest	$44,583

Additional paid-in capital	895,327,690

Accumulated net investment loss	(6,421,113)

Accumulated net realized loss on investments	(63,634,076)

Net unrealized appreciation on investments	329,851,442

Net Assets	$1,155,168,526

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Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $508,852,594 and 19,649,849 shares of beneficial interest outstanding)	$25.90
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$27.48

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $26,042,853 and 1,024,409 shares of beneficial interest outstanding)	$25.42

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $106,880,760 and 4,208,216 shares of beneficial interest outstanding)	$25.40

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $75,460,501 and 2,890,118 shares of beneficial interest outstanding)	$26.11

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $84,481,700 and 3,274,965 shares of beneficial interest outstanding)	$25.80

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $353,450,118 and 13,535,103 shares of beneficial interest outstanding)	$26.11

See accompanying Notes to Financial Statements.

15      OPPENHEIMER REAL ESTATE FUND

STATEMENT OF OPERATIONS For the Year Ended April 30, 2013

Investment Income
Dividends:
Unaffiliated companies	$24,171,923
Affiliated companies	32,992

Interest	336

Other income	13,867

Total investment income	24,219,118

Expenses
Management fees	9,732,702

Distribution and service plan fees:
Class A	1,018,196
Class B	253,847
Class C	873,714
Class N	351,771

Transfer and shareholder servicing agent fees:
Class A	1,586,426
Class B	126,734
Class C	332,770
Class I	2,378
Class N	319,539
Class Y	696,240

Shareholder communications:
Class A	125,751
Class B	16,784
Class C	37,319
Class I	6
Class N	10,227
Class Y	62,825

Trustees’ compensation	22,516

Custodian fees and expenses	6,122

Other	80,994

Total expenses	15,656,861
Less waivers and reimbursements of expenses	(1,223,798)

Net expenses	14,433,063

Net Investment Income	9,786,055

Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	72,872,463

Net change in unrealized appreciation/depreciation on investments	74,679,807

Net Increase in Net Assets Resulting from Operations	$157,338,325

See accompanying Notes to Financial Statements.

16      OPPENHEIMER REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30, 2013	Year Ended April 30, 2012

Operations
Net investment income	$9,786,055	$6,280,756

Net realized gain	72,872,463	29,190,565

Net change in unrealized appreciation/depreciation	74,679,807	33,627,130

Net increase in net assets resulting from operations	157,338,325	69,098,451

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(6,913,102)	(3,345,502)
Class B	(240,838)	(83,791)
Class C	(847,189)	(254,032)
Class I	(46,071)	—
Class N	(1,002,609)	(425,166)
Class Y	(7,369,093)	(4,541,631)

	(16,418,902)	(8,650,122)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	74,025,674	33,538,707
Class B	(3,755,362)	(1,903,892)
Class C	13,878,022	4,441,713
Class I	72,551,595	—
Class N	9,415,706	17,315,966
Class Y	(61,395,521)	24,359,383

	104,720,114	77,751,877

Net Assets
Total increase	245,639,537	138,200,206

Beginning of period	909,528,989	771,328,783

End of period (including accumulated net investment loss of $6,421,113 and $1,749,074, respectively)	$1,155,168,526	$909,528,989

See accompanying Notes to Financial Statements.

17      OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010	Year Ended April 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$22.69	$21.18	$17.48	$10.69	$20.68

Income (loss) from investment operations:
Net investment income[2]	0.22	0.15	0.09	0.25	0.30
Net realized and unrealized gain (loss)	3.37	1.57	3.80	6.79	(10.02)

Total from investment operations	3.59	1.72	3.89	7.04	(9.72)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.38)	(0.21)	(0.19)	(0.25)	(0.27)

Net asset value, end of period	$25.90	$22.69	$21.18	$17.48	$10.69

Total Return, at Net Asset Value[3]	16.08%	8.27%	22.51%	67.02%	(47.57)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$508,853	$374,036	$316,328	$219,895	$120,428

Average net assets (in thousands)	$416,696	$316,270	$247,017	$158,659	$164,878

Ratios to average net assets:[4]
Net investment income	0.95%	0.75%	0.47%	1.87%	2.12%
Total expenses[5]	1.66%	1.69%	1.73%	1.88%	1.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.49%	1.50%	1.49%	1.50%	1.50%

Portfolio turnover rate	94%	98%	146%	81%	137%

1. April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2013	1.66%
Year Ended April 30, 2012	1.69%
Year Ended April 29, 2011	1.73%
Year Ended April 30, 2010	1.88%
Year Ended April 30, 2009	1.76%

See accompanying Notes to Financial Statements.

18      OPPENHEIMER REAL ESTATE FUND

Class B	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010	Year Ended April 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$22.28	$20.80	$17.21	$10.56	$20.49

Income (loss) from investment operations:
Net investment income (loss)[2]	0.08	0.03	(0.03)	0.17	0.20
Net realized and unrealized gain (loss)	3.27	1.52	3.72	6.67	(9.94)

Total from investment operations	3.35	1.55	3.69	6.84	(9.74)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.07)	(0.10)	(0.19)	(0.19)

Net asset value, end of period	$25.42	$22.28	$20.80	$17.21	$10.56

Total Return, at Net Asset Value[3]	15.19%	7.49%	21.60%	65.68%	(47.94)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,043	$26,507	$26,837	$21,210	$13,559

Average net assets (in thousands)	$25,490	$24,165	$22,404	$16,443	$19,497

Ratios to average net assets:[4]
Net investment income (loss)	0.37%	0.14%	(0.19)%	1.26%	1.44%
Total expenses[5]	2.56%	2.63%	2.72%	3.01%	2.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.25%	2.23%	2.24%	2.25%	2.25%

Portfolio turnover rate	94%	98%	146%	81%	137%

1. April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2013	2.56%
Year Ended April 30, 2012	2.63%
Year Ended April 29, 2011	2.72%
Year Ended April 30, 2010	3.01%
Year Ended April 30, 2009	2.81%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (Continued)

Class C	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010	Year Ended April 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$22.27	$20.79	$17.21	$10.56	$20.49

Income (loss) from investment operations:
Net investment income (loss)[2]	0.05	0.01	(0.04)	0.14	0.19
Net realized and unrealized gain (loss)	3.30	1.54	3.72	6.70	(9.93)

Total from investment operations	3.35	1.55	3.68	6.84	(9.74)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.07)	(0.10)	(0.19)	(0.19)

Net asset value, end of period	$25.40	$22.27	$20.79	$17.21	$10.56

Total Return, at Net Asset Value[3]	15.24%	7.45%	21.55%	65.70%	(47.94)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106,881	$80,253	$70,870	$50,510	$27,070

Average net assets (in thousands)	$87,802	$68,892	$55,700	$35,969	$36,367

Ratios to average net assets:[4]
Net investment income (loss)	0.20%	0.03%	(0.25)%	1.07%	1.37%
Total expenses[5]	2.42%	2.48%	2.53%	2.78%	2.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.25%	2.24%	2.24%	2.25%	2.25%

Portfolio turnover rate	94%	98%	146%	81%	137%

1. April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2013	2.42%
Year Ended April 30, 2012	2.48%
Year Ended April 29, 2011	2.53%
Year Ended April 30, 2010	2.78%
Year Ended April 30, 2009	2.71%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER REAL ESTATE FUND

Class I	Period Ended April 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$23.15

Income (loss) from investment operations:
Net investment loss[2]	(0.13)
Net realized and unrealized gain	3.48

Total from investment operations	3.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)

Net asset value, end of period	$26.11

Total Return, at Net Asset Value[3]	14.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$75,460

Average net assets (in thousands)	$12,070

Ratios to average net assets:[4]
Net investment loss	(0.81)%
Total expenses[5]	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%

Portfolio turnover rate	94%

1. For the period from August 28, 2012 (inception of offering) to April 30, 2013. See Note 1 of accompanying Notes to Financial Statements.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended April 30, 2013	1.03%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (Continued)

Class N	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010	Year Ended April 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$22.60	$21.11	$17.44	$10.68	$20.67

Income (loss) from investment operations:
Net investment income[2]	0.16	0.07	0.04	0.19	0.23
Net realized and unrealized gain (loss)	3.37	1.59	3.79	6.80	(9.98)

Total from investment operations	3.53	1.66	3.83	6.99	(9.75)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.33)	(0.17)	(0.16)	(0.23)	(0.24)

Net asset value, end of period	$25.80	$22.60	$21.11	$17.44	$10.68

Total Return, at Net Asset Value[3]	15.82%	7.97%	22.16%	66.54%	(47.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$84,482	$64,912	$42,777	$30,531	$14,391

Average net assets (in thousands)	$70,768	$47,904	$33,541	$20,982	$16,552

Ratios to average net assets:[4]
Net investment income	0.68%	0.36%	0.23%	1.40%	1.69%
Total expenses[5]	1.97%	2.03%	2.03%	2.26%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.74%	1.74%	1.75%	1.75%

Portfolio turnover rate	94%	98%	146%	81%	137%

1. April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2013	1.97%
Year Ended April 30, 2012	2.03%
Year Ended April 29, 2011	2.03%
Year Ended April 30, 2010	2.26%
Year Ended April 30, 2009	2.24%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER REAL ESTATE FUND

Class Y	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010	Year Ended April 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$22.87	$21.35	$17.61	$10.75	$20.76

Income (loss) from investment operations:
Net investment income[2]	0.32	0.23	0.17	0.30	0.36
Net realized and unrealized gain (loss)	3.37	1.58	3.81	6.85	(10.05)

Total from investment operations	3.69	1.81	3.98	7.15	(9.69)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.45)	(0.29)	(0.24)	(0.29)	(0.32)

Net asset value, end of period	$26.11	$22.87	$21.35	$17.61	$10.75

Total Return, at Net Asset Value[3]	16.44%	8.66%	22.94%	67.75%	(47.36)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$353,450	$363,821	$314,517	$323,675	$154,171

Average net assets (in thousands)	$370,017	$319,931	$254,203	$225,278	$201,474

Ratios to average net assets:[4]
Net investment income	1.39%	1.15%	0.92%	2.18%	2.50%
Total expenses[5]	1.21%	1.13%	1.09%	1.07%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.18%	1.13%	1.09%	1.07%	1.06%

Portfolio turnover rate	94%	98%	146%	81%	137%

1. April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended April 30, 2013	1.21%
Year Ended April 30, 2012	1.13%
Year Ended April 29, 2011	1.09%
Year Ended April 30, 2010	1.07%
Year Ended April 30, 2009	1.06%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is to seek total return through investment in real estate securities. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date. The Sub-Advisor has entered into a sub-sub-advisory agreement with Cornerstone Real Estate Advisers LLC (the “Sub-Sub-Adviser”), an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, the parent of OFI.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class I shares were first publicly offered on August 28, 2012.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager

24      OPPENHEIMER REAL ESTATE FUND

1. Significant Accounting Policies (Continued)

will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund. The Fund invests primarily in the real estate industry.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income[1]	Undistributed Long-Term Gain	Accumulated Loss Carryforward[2,3,4,5]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$—	$—	$33,744,634	$297,733,480

1. As of April 30, 2013, the Fund elected to defer $3,579,563 of late year ordinary losses.

2. As of April 30, 2013, the Fund had $33,456,323 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2018	$33,456,323

3. The Fund had $288,311 of straddle losses which were deferred.

4. During the fiscal year ended April 30, 2013, the Fund utilized $58,781,999 of capital loss carryforward to offset capital gains realized in that fiscal year.

25      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

1. Significant Accounting Policies (Continued)

5. During the fiscal year ended April 30, 2012, the Fund utilized $31,876,206 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITS”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of securities held. The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flows will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

Accordingly, the following amounts have been reclassified for April 30, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss

$1,960,808	$1,960,808

The tax character of distributions paid during the years ended April 30, 2013 and April 30, 2012 was as follows:

	Year Ended April 30, 2013	Year Ended April 30, 2012

Distributions paid from:
Ordinary income	$16,418,902	$8,650,122

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$830,328,568

Gross unrealized appreciation	$298,120,882
Gross unrealized depreciation	(387,402)

Net unrealized appreciation	$297,733,480

26      OPPENHEIMER REAL ESTATE FUND

1. Significant Accounting Policies (Continued)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended April 30, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$6,304
Payments Made to Retired Trustees	4,469
Accumulated Liability as of April 30, 2013	32,953

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption

27      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

1. Significant Accounting Policies (Continued)

activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of

28      OPPENHEIMER REAL ESTATE FUND

2. Securities Valuation (Continued)

the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

29      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

2. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

30      OPPENHEIMER REAL ESTATE FUND

2. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of April 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Financials	$1,096,217,345	$—	$—	$1,096,217,345
Health Care	14,003,842	—	—	14,003,842
Investment Company	17,840,861	—	—	17,840,861

Total Assets	$1,128,062,048	$—	$—	$1,128,062,048

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended April 30, 2013[1]		Year Ended April 30, 2012
	Shares	Amount	Shares	Amount

Class A
Sold	7,312,645	$169,109,909	6,572,707	$134,397,248
Dividends and/or distributions reinvested	293,524	6,652,790	158,663	3,204,984
Redeemed	(4,443,305)	(101,737,025)	(5,181,791)	(104,063,525)

Net increase	3,162,864	$74,025,674	1,549,579	$33,538,707

Class B
Sold	209,124	$4,700,879	352,152	$7,097,923
Dividends and/or distributions reinvested	10,541	233,193	3,935	81,086
Redeemed	(384,983)	(8,689,434)	(456,607)	(9,082,901)

Net decrease	(165,318)	$(3,755,362)	(100,520)	$(1,903,892)

31      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

3. Shares of Beneficial Interest (Continued)

	Year Ended April 30, 2013[1]		Year Ended April 30, 2012
	Shares	Amount	Shares	Amount

Class C
Sold	1,507,780	$34,248,865	1,243,837	$24,952,102
Dividends and/or distributions reinvested	36,131	799,586	11,625	239,463
Redeemed	(940,013)	(21,170,429)	(1,059,905)	(20,749,852)

Net increase	603,898	$13,878,022	195,557	$4,441,713

Class I
Sold	3,114,763	$78,181,364	—	$—
Dividends and/or distributions reinvested	1,893	45,903	—	—
Redeemed	(226,538)	(5,675,672)	—	—

Net increase	2,890,118	$72,551,595	—	$—

Class N
Sold	1,592,173	$36,585,113	1,624,257	$32,981,527
Dividends and/or distributions reinvested	42,982	969,727	20,065	407,673
Redeemed	(1,231,884)	(28,139,134)	(799,395)	(16,073,234)

Net increase	403,271	$9,415,706	844,927	$17,315,966

Class Y
Sold	5,681,445	$130,311,027	5,029,347	$102,878,855
Dividends and/or distributions reinvested	317,556	7,252,162	222,405	4,497,008
Redeemed	(8,371,352)	(198,958,710)	(4,077,057)	(83,016,480)

Net increase (decrease)	(2,372,351)	$(61,395,521)	1,174,695	$24,359,383

1. For the year ended April 30, 2013 for Class A, Class B, Class C, Class N and Class Y shares, and for the period from August 28, 2012 (inception of offering) to April 30, 2013 for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended April 30, 2013, were as follows:

	Purchases	Sales

Investment securities	$983,330,064	$908,637,688

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1.0 billion	1.00%
Over $1.0 billion	0.80

32      OPPENHEIMER REAL ESTATE FUND

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to select the Fund’s investments and provide related advisory services to the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective

January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to

33      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

Class B	$238,914
Class C	977,435
Class N	818,743

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front- End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
April 30, 2013	$317,821	$935	$32,004	$6,651	$460

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive its management fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; will not exceed 1.50% for Class A shares, 2.25% for Class B and Class C shares, 1.75% for Class N shares and 1.25% for Class Y shares. During the year ended April 30, 2013, the Manager

34      OPPENHEIMER REAL ESTATE FUND

5. Fees and Other Transactions with Affiliates (Continued)

waived fees and/or reimbursed the Fund $198,990, $32,891, $94,818 and $60,436 for Class A, Class B, Class C and Class N, respectively.

In addition, effective January 1, 2013, the Manager has voluntarily agreed to waive 0.10% of its management fee for each class of the Fund. During the year ended April 30, 2013, the Manager waived fees and/or reimbursed the Fund $150,182, $8,222, $31,643, $7,794, $25,012 and $121,979 for Class A, Class B, Class C, Class I, Class N and Class Y, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended April 30, 2013, the Manager waived fees and/or reimbursed the Fund $18,713 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended April 30, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$340,877
Class B	37,517
Class C	22,873
Class N	71,851

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits

35      OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS / (Continued)

6. Pending Litigation (Continued)

allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

36      OPPENHEIMER REAL ESTATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Real Estate Fund, including the statement of investments, as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Real Estate Fund as of April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

June 17, 2013

OPPENHEIMER REAL ESTATE FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Dividends, if any, paid by the Fund during the fiscal year ended April 30, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 3.82% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended April 30, 2013 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $418,570 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended April 30, 2013, the maximum amount allowable but not less than $16,366 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER REAL ESTATE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

39      OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS BIOS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has

40      OPPENHEIMER REAL ESTATE FUND

David K. Downes, Continued	become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Advisory Board Member (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 50 portfolios in the OppenheimerFunds complex as an Advisory Board Member/Trustee/Director. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2005) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain

41      OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS BIOS Unaudited / Continued

Phillip A. Griffiths, Continued	Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2005) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2005) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Advisory Board Member (since 2012) Year of Birth: 1952	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Funds (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. Oversees 50 portfolios in the OppenheimerFunds complex as an Advisory Board Member/Trustee/Director. Ms. Pace has served on the Boards of certain Oppenheimer

42      OPPENHEIMER REAL ESTATE FUND

Joanne Pace, Continued	funds since November 2012, during which time she has become familiar with the Funds (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary Ann Tynan, Trustee (since 2008) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 50 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2002) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2002) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 50 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Glavin, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

43      OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS BIOS Unaudited / Continued

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman, Chief Executive Officer and President of the Manager (since January 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 86 portfolios in the OppenheimerFunds complex.
Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958

Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 86 portfolios in the OppenheimerFunds complex.

44      OPPENHEIMER REAL ESTATE FUND

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973

Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 86 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950

Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 86 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2002) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 86 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

45      OPPENHEIMER REAL ESTATE FUND

OPPENHEIMER REAL ESTATE FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Sub-Sub Adviser	Cornerstone Real Estate Advisers LLC

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

46      OPPENHEIMER REAL ESTATE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

47      OPPENHEIMER REAL ESTATE FUND

PRIVACY POLICY NOTICE (Continued)

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

48      OPPENHEIMER REAL ESTATE FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

RA0590.001.0413 June 21, 2013

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $29,100 in fiscal 2013 and $28,500 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $538,480 in fiscal 2013 and $402,806 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $1,000 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $434,876 in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $973,356 in fiscal 2013 and $403,806 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a)	Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Real Estate Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 6/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 6/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 6/11/2013